If filing more than one Page 32, "X" box:  (
For period ending  August 31, 1996
File number 811-3502


77.     A.      Is the Registrant filing any of the following attachments
with the current filing of Form N-SAR?  (ANSWER FOR ALL SERIES AS A GROUP)
___Y__
Y/N

NOTE:  If answer is "Y" (Yes), mark those items below being filed as an
attachment to this form or incorporated by reference.                 ______
									Y/N

	B.      Accountant's report on internal control ______  ______
	C.      Matters submitted to a vote of security holders         __Y __
	D.      Policies with respect to security investments           __Y___
	E.      Legal proceedings               __N___
	F.      Changes in security for debt            __N___
	G.      Defaults and arrears on senior securities               __N__
	H.      Changes in control of Registrant                __N___
	I.      Terms of new or amended securities              __N___
	J.      Revaluation of assets or restatement of capital share account
	__N___
	K.      Changes in Registrant's certifying accountant           __N___
	L.      Changes in accounting principles and practices          __N___
	M.      Mergers         __N___
	N.      Actions required to be reported pursuant to Rule 2a-7   __N__
	O.      Transactions effected pursuant to Rule 10f-3            __Y___
	P. Information required to be filed pursuant to existing exemptive orders __N___
Attachment Information (Cont. On Screen 39)



If filing more than one Page 32, "X" box:   (
For period ending  August 31, 1996
File number 811-3502


Attachment Information (Cont. from Screen 38)

77.     Q.      1.      Exhibits        ___Y__
				     Y/N


		2.      Any information called for by instructions to sub-item
		77Q2     ___N__
				     Y/N



		3.      Any information called for by instructions to sub-item
		77Q3     __N___
				     Y/N




SCREEN NUMBER:  39

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
79. ( List the "811" numbers and names of Registrant's wholly-owned investment company subsidiaries consolidated in this report.

811 Number              Subsidiary Name


If filing more than one Page 46, "X" box:            (
For period ending  August 31, 1996
File number 811-3502


ANNUAL SUPPLEMENT
Page 53 is to be filed only once each year at the end of Registrant's fiscal year.

105.    Fidelity bond(s) in effect at the end of the period:

	A.      (       Insurer Name:  ICI Mutual Insurance Co.

	B.      (       Second Insurer:

	C.      (       Aggregate face amount of coverage for Registrant on
	all bonds on which it is named as an insured ($000's omitted) $45,000

106.    A.      (       Is the bond part of a joint fidelity bond(s) shared
with other investment companies or other entities? __Y___
						    Y/N

	B.      (       If the answer to 106A is "Y" (Yes), how many other
	investment companies or other entities are covered by the bond?_69_
			NOTE: Count each series as a separate investment company.

107.    A.      (       Does the mandatory coverage of the fidelity bond have
a deductible?                     __N___
				   Y/N

	B.      (       If the answer to 107A is "Y" (Yes), what is the amount
	of the deductible?               $_____

108.    A.      (       Were any claims with respect to this Registrant filed
under the bond during the period?                                     __N__
								       Y/N

	B.      (       If the answer to 108A is "Y" (Yes), what was the total
	amount of such claim(s)? $_____

109.    A.      (       Were any losses incurred with respect to this
Registrant that could have been filed as a claim under the fidelity bond but
were not?                                        __N___              Y/N

	B.      (       If the answer to sub-item 109A is "Y" (Yes), what was
	the total amount of such losses?  ($000's omitted)         $_____

110.    A.      (       Are Registrant's officers and directors covered as
officers and directors of Registrant under any errors and omissions insurance
policy owned by the Registrant or anyone else?                        __Y__
								       Y/N

	B.      (       Were any claims filed under such policy during the
	period with respect to Registrant?                           __N___
								      Y/N


For period ending August 31, 1996               Attachment 77C
File Number 811-3502


PaineWebber America Fund - Growth and Income Fund


A special meeting of shareholders was held on April 15, 1996, at which the following proposals were approved:


To vote for or against the following changes to the Fund's fundamental investment restrictions and policies (the enumeration below follows that used in the related proxy statement):Shares VotedForShares VotedAgainstShares Abstain 1. Modification of Fundamental Restriction on Portfolio Diversification for Diversified Funds11,733,361153,852820,769 2.
Modification of Fundamental Restriction on Concentration11,733,361153,852820, 769 3. Modification of Fundamental Restriction on Senior Securities and Borrowing11,733,361153,852820,769 4. Modification of Fundamental Restriction on Making Loans11,733,361153,852820,769 5. Modification of Fundamental Restriction on Underwriting Securities11,733,361153,852820,769 6. Modification of Fundamental Restriction on Real Estate Investments 11,733,361153,852820,769 7. Modification of Fundamental Restriction on Investing in Commodities11,733,361153,852820,769 8. Elimination of Fundamental Restriction on Margin Transactions11,733,361153,852820,769 9. Elimination of Fundamental Restriction on Short Sales11,733,361153,852820, 76910. Elimination of Fundamental Restiction on Investments in Oil, Gas and Mineral Leases and Programs11,733,361153,852820,76911. Elimination of Fundamental Restriction on Investments in other Investment Companies 11,733,361153,852820,76913. Elimination of Fundamental Restriction Relating to Purchases of Securities Not Permitted under Investment Objectives 11,733,361153,852820,769 In addition to the item noted above, the Fund's shareholders elected board members. Pursuant to Instruction 2 of Sub-Item
77C of Form N-SAR, it is not necessary to provide in this exhibit details concerning shareholder action on this proposal since there were no solicitations in opposition to the registrant's nominees and all of the nominees were elected.

	A more complete description of the proposal referred to above is hereby incorporated by reference to the Fund's proxy materials dated February 28, 1996 relating to the Special Meeting of Shareholders. These Schedule 14A materials were filed with the Securities and Exchange Commission via EDGAR on February 28, 1996; the accession code number was 0000950112-96-000634.


For period ending August 31, 1996       Attachment 77D
File Number 811-3502




	PaineWebber Growth and Income Fund eliminated its policy of generally not investing in stocks of issuers with maket capitalization below $300 million.




	ATTACHMENT 77O
FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Berg Electronics

2.      Date of Purchase: 3/1/96        3.  Date offering commenced:3/1/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $273,000

7.      Aggregate principal amount of offering:  $136,500,000

8.      Purchase price (net of fees and expenses):  $21

9.      Initial public offering price:  $21

10.     Commission, spread or profit:   %       80cents

11.     Have the following conditions been satisfied?
YESNOa. The securities are part of an issue registered under the Securities
Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.Xb.
The securities were purchased  prior to the end of the first full  business day of  the offering  at  not more than the initial  offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth
day preceding the  day  on which the offering terminated.Xc.    The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others
for underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less
than three years.X(2)   If securities are municipal  securities,  the issue of
securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.N/Af.  The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed
4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10%
of the principal amount of the offering.Xg.       The purchase price was less
than 3% of the Fund's total assets.Xh.      No Affiliated Underwriter was a
direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  3/4/96
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income
	Record of Securities Purchased Under the Fund's Rule 10f-3
	Procedures1. Issuer:  B. E. Semi Conductor   2.      Date of Purchase:
	12/4/95      3.  Date offering commenced:  12/4/95   4.
	Underwriters from whom purchased:  Merrill Lynch        5.
	"Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber   6.      Aggregate principal amount of purchase:
	$130,000       7.      Aggregate principal amount of offering:
	$124,800,000

8.      Purchase price (net of fees and expenses):$13

9.      Initial public offering price:  $13

10.     Commission, spread or profit:   %       44cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act        of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.Xc. The underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for
underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less
than three years.X(2)   If securities are municipal  securities,  the issue of
securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.N/Af. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg. The purchase price was less than 3% of the Fund's total assets.Xh. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
Underwriter.XApproved:               Date:  12/5/95
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income
	Record of Securities Purchased Under the Fund's Rule 10f-3
	Procedures1. Issuer:  Estee Lauder   2.      Date of Purchase:
	11/16/95     3.  Date offering commenced:  11/16/95

4.      Underwriters from whom purchased:  Goldman Sachs

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $143,000

7.      Aggregate principal amount of offering:  $395,200,000

8.      Purchase price (net of fees and expenses):  $26

9.      Initial public offering price:  $26

10.     Commission, spread or profit:   %       85cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.Xb. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.Xc. The underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.Xe. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three
years.X(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating
organization.N/Af.      The amount of such securities purchased by all of the
investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg. The purchase price was less than 3% of the Fund's total assets.Xh. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  11/20/95
	ATTACHMENT 77O FORM 10f-3       FUND:  PW Growth and IncomeRecord of
	Securities Purchased Under the Fund's Rule 10f-3 Procedures1.
	Issuer:  Lucent 2.      Date of Purchase: 4/3/96        3.  Date
	offering commenced:4/3/96      4. Underwriters from whom purchased:
	Morgan Stanley       5.      "Affiliated Underwriter" managing or
	participating in syndicate:  PaineWebber   6.      Aggregate principal
	amount of purchase:  $1,080,000     7.      Aggregate principal amount
	of offering:  $3,024,000,000

8.      Purchase price (net of fees and expenses):  $27

9.      Initial public offering price:  $27

10.     Commission, spread or profit:   %       65cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.Xb. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.Xc. The underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for
underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not
less than three years.X(2)   If securities are municipal  securities,  the
issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from
at least one such rating organization.N/Af.      The amount of such securities
purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed
10% of the principal amount of the offering.Xg.       The purchase price was
less than 3% of the Fund's total assets.Xh.      No Affiliated Underwriter
was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  4/9/96
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income     Record
	of Securities Purchased Under the Fund's Rule 10f-3 Procedures1.
	Issuer:  Mossimo (MGX)  2.      Date of Purchase: 2/22/96       3.
	Date offering commenced: 2/22/96    4.      Underwriters from whom
	purchased:  Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $135,000

7.      Aggregate principal amount of offering:  $72,000,000

8.      Purchase price (net of fees and expenses):  $18

9.      Initial public offering price:  $18

10.     Commission, spread or profit:   %       74cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act        of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth
day preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others
for underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less
than three years.X(2)   If securities are municipal  securities,  the issue of
securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.N/Af. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg.
The purchase price was less than 3% of the Fund's total assets.Xh.      No
Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any
Affiliated Underwriter.XApproved:  Mark Tincher         Date:  3/4/96

	ATTACHMENT 77O
FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  MSC Industrial (MSM)

2.      Date of Purchase:  12/15/95     3.  Date offering commenced:  12/15/95

4.      Underwriters from whom purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $95,000

7.      Aggregate principal amount of offering:  $133,000,000

8.      Purchase price (net of fees and expenses):  $19

9.      Initial public offering price:  $19

10.     Commission, spread or profit:   %       74cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act        of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth
day preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others
for underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less
than three years.X(2)   If securities are municipal  securities,  the issue
of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from
at least one such rating                 organization.N/Af.      The amount of
such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg.
The purchase price was less than 3% of the Fund's total assets.Xh.      No
Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any
Affiliated Underwriter.XApproved:  Mark Tincher         Date:  12/18/95
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income     Record
	of Securities Purchased Under the Fund's Rule 10f-3 Procedures1.
	Issuer:  MSC Industrial (MSM)   2.      Date of Purchase:  12/15/95
	3.  Date offering commenced:  12/15/95  4.      Underwriters from whom
	purchased:  Donaldson Lufkin

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $95,000

7.      Aggregate principal amount of offering:  $133,000,000

8.      Purchase price (net of fees and expenses):  $19

9.      Initial public offering price:  $19

10.     Commission, spread or profit:   %       74cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.Xb. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others
for underwriting similar securities during the same period.Xe.    (1)  If
securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less
than three years.X(2)   If securities are municipal  securities,  the issue
of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from
at least one such rating                 organization.N/Af.      The amount
of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg.
The purchase price was less than 3% of the Fund's total assets.Xh.      No
Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved: Mark Tincher Date: 12/18/95


	ATTACHMENT 77O
FORM 10f-3      FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  Sterling Commerce Inc.

2.      Date of Purchase: 3/8/96        3.  Date offering commenced:3/8/96

4.      Underwriters from whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $312,000

7.      Aggregate principal amount of offering:  $288,000,000

8.      Purchase price (net of fees and expenses):  $24

9.      Initial public offering price:  $24

10.     Commission, spread or profit:   %       80cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.Xb. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.Xe.
(1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
operation for not less than three years.X(2)   If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including any predecessor), the issue has  received one of the three highest ratings from at least one such rating organization.N/Af. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg. The purchase price was less than 3% of the Fund's total assets.Xh. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any
Affiliated Underwriter.XApproved:  Mark Tincher         Date:  4/9/96
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income     Record
	of Securities Purchased Under the Fund's Rule 10f-3 Procedures1.
	Issuer:  Superior Services      2.      Date of Purchase: 3/8/96
	3.  Date offering commenced:3/8/96      4.      Underwriters from
	whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $46,000

7.      Aggregate principal amount of offering:  $40,825,000

8.      Purchase price (net of fees and expenses):  $11.50

9.      Initial public offering price:  $11.50

10.     Commission, spread or profit:   %       46cents

11.     Have the following conditions been satisfied?YESNOa.    The securities
are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act        of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a  rights  offering, , the securities were  purchased  on or before the fourth day preceding the  day  on which the offering terminated.Xc.
The underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.Xe.
(1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
operation for not less than three years.X(2)   If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years
(including any predecessor), the issue has  received one of the three
highest ratings from at least one such rating organization.N/Af.      The
amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.Xg. The purchase price was less than 3% of the Fund's total
assets.Xh.      No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  4/9/96
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.      Issuer:  TWA

2.      Date of Purchase: 3/18/96       3.  Date offering commenced:3/18/96

4.      Underwriters from whom purchased:  Alex Brown

5.      "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber


6.      Aggregate principal amount of purchase:  $3,750,000

7.      Aggregate principal amount of offering:  $175,000,000

8.      Purchase price (net of fees and expenses):  $50

9.      Initial public offering price:  $50

10.     Commission, spread or profit:   %       $0.975

11.     Have the following conditions been satisfied?YESNOa.    The
securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined
in Section 3(a)(29) of the Securities Exchange Act        of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth
day preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.Xe.
(1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
operation for not less than three years.X(2)   If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
highest ratings from at least one such rating                 organization.
N/Af.      The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount
of the offering.Xg.       The purchase price was less than 3% of the Fund's
total assets.Xh.      No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  4/9/96
	ATTACHMENT 77OFORM 10f-3        FUND:  PW Growth and Income Record
	of Securities Purchased Under the Fund's Rule 10f-3 Procedures1.
	Issuer:  Xiekom N.V. ADR        2.      Date of Purchase: 3/19/96
	3.  Date offering commenced:3/19/96     4.      Underwriters from
	whom purchased:  Alex Brown   5.      "Affiliated Underwriter"
	managing or participating in syndicate:  PaineWebber


6.      Aggregate principal amount of purchase:  $180,000

7.      Aggregate principal amount of offering:  $96,000,000

8.      Purchase price (net of fees and expenses):  $15

9.      Initial public offering price:  $15

10.     Commission, spread or profit:   %     $0.60

11. Have the following conditions been satisfied?YESNOa. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in
Section 3(a)(29) of the Securities Exchange Act of 1934.Xb.     The
securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth
day preceding the  day  on which the offering terminated.Xc.        The
underwriting was a firm commitment underwriting.Xd. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.Xe.
(1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
operation for not less than three years.X(2)   If securities are municipal
securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three
highest ratings from at least one such rating organization.N/Af.      The
amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the
offering.Xg.       The purchase price was less than 3% of the Fund's total
assets.Xh.      No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.XApproved:
Mark Tincher         Date:  4/9/96